Exhibit 10.2

AMENDMENT NO. 1

TO THE AMENDED AND RESTATED GUARANTY

AMENDMENT NO. 1, dated as of September 18, 2003 (this “Amendment”), to the Amended and Restated Guaranty, dated as of June 20, 2003 (the “Existing Guaranty”; as amended hereby and as further amended, restated, supplemented or otherwise modified and in effect from time to time, the “New Century Guaranty”) by and between NEW CENTURY FINANCIAL CORPORATION, a Delaware corporation (the “Guarantor”), and MORGAN STANLEY MORTGAGE CAPITAL INC., a New York corporation (the “Lender”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Loan Agreement.

RECITALS

The Guarantor has unconditionally and absolutely guaranteed to the Lender and its successors and assigns the full and prompt payment of all amounts due and owing to the Lender by NC Capital Corporation, a California corporation (“NC Capital”) and New Century Mortgage Corporation, a California corporation (“New Century” and together with NC Capital, each a “Borrower” and collectively, the “Borrowers”) under that certain Amended and Restated Master Loan and Security Agreement, dated as of June 20, 2003 (as amended, restated, supplemented or otherwise modified and in effect from time to time, the “Loan Agreement”).

The Guarantor and the Lender have agreed, subject to the terms and conditions of this Amendment, that the Existing Guaranty shall be amended in accordance with this Amendment.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Guarantor and the Lender hereby agree as follows:

Section 1. Amendment. Section 11(x) of the Existing Guaranty is hereby deleted in its entirety and the following new Section 11(x) is inserted in lieu thereof:

“(x) Maintenance of Ratio of Total Indebtedness to Tangible Net Worth. The Guarantor shall not permit its ratio of Total Indebtedness to Tangible Net Worth at any time to be greater than 10.0:1.0.”

Section 2. Conditions Precedent. This Amendment shall become effective on the date (the “Amendment Effective Date”) on which the following conditions precedent shall have been satisfied:

2.01 Delivered Documents. On the Amendment Effective Date, the Lender shall have received the following documents, each of which shall be satisfactory to the Lender in form and substance:

(a) Amendment. This Amendment, executed and delivered by a duly authorized officer of the Guarantor;

(b) Secretary’s Certificates. A certificate of the Secretary or Assistant Secretary of the Guarantor, substantially in the form of Exhibit A hereto, dated as of the date hereof, and certifying (i) that since the Effective Date of the Guaranty there have been no changes to any of the organizational documents of the Guarantor and (ii) as to the incumbency and specimen signature of each officer executing this Amendment; and

(c) Other Documents. Such other documents as the Lender or counsel to the Lender may reasonably request.

2.02 No Default. On the Amendment Effective Date and on the date set forth above, (i) the Guarantor shall be in compliance with all the terms and provisions set forth in the New Century Guaranty on its part to be observed or performed, (ii) the representations and warranties made and restated by the Guarantor pursuant to Section 3 of this Amendment shall be true and complete on and as of such date with the same force and effect as if made on and as of such date, and (iii) no Default or Event of Default shall have occurred and be continuing on such date.

Section 3. Representations and Warranties. The Guarantor hereby represents and warrants to the Lender that it is in compliance with all the terms and provisions set forth in the Loan Documents on its part to be observed or performed, and that no Default or Event of Default has occurred and is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 10 of the New Century Guaranty.

Section 4. Limited Effect. Except as expressly amended, waived or modified by this Amendment, the Existing Guaranty shall continue to be, and shall remain, in full force and effect in accordance with its terms; provided, however, that reference therein and herein to the “Loan Documents” shall be deemed to include, in any event, (i) the Existing Loan Agreement, (ii) Amendment No. 1 to the Amended and Restated Master Loan and Security Agreement, dated as of September 15, 2003, (iii) the Note, (iv) the Custodial Agreement, (v) the Control Agreement, (vi) the New Century Guaranty and (vii) this Amendment. Each reference to the Loan Agreement in any of the Loan Documents shall be deemed to be a reference to the Loan Agreement as amended hereby.

Section 5. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. The executed signature pages for this Amendment may be delivered by facsimile transmission (or telecopier), which shall be effective between the parties and shall have the same force and effect as the execution and delivery of original signature pages.

Section 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[Signatures Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

GUARANTOR
NEW CENTURY FINANCIAL CORPORATION

By:	/s/ PATRICK FLANAGAN
Name: Patrick Flanagan Title: Executive Vice President

LENDER
MORGAN STANLEY MORTGAGE CAPITAL INC.

By:	/s/ ANDREW B. NEUBERGER
Name: Andrew B. Neuberger Title: Vice President

Exhibit A

FORM OF SECRETARY’S CERTIFICATE

Pursuant to Section 2.01(b) of Amendment No. 1, dated as of September         , 2003 (the “Amendment”), to the Amended and Restated Guaranty, dated as of June 20, 2003 (as amended, restated, supplemented or otherwise modified and in effect from time to time, the “New Century Guaranty”; capitalized terms used but not otherwise defined herein shall have the meanings assigned thereto by the New Century Guaranty) by and between NEW CENTURY FINANCIAL CORPORATION, a Delaware corporation (the “Guarantor”), and MORGAN STANLEY MORTGAGE CAPITAL INC., a New York corporation (the “Lender”), the undersigned hereby certifies on behalf of the Guarantor as follows:

(a) Since the Effective Date of the Loan Agreement there have been no changes to any of the organizational documents of the Guarantor and each such document remains in full force and effect as of the date hereof; and

(b) The following named individuals are duly elected, qualified and acting officers of the Guarantor, each such individual holding the office(s) set forth opposite his respective name as of the date hereof, and the signatures set forth beside the respective name and title of said officers and authorized signatories are true, authentic signatures:

Name	Title:	Signature

IN WITNESS WHEREOF, the undersigned has hereunto executed this Secretary’s Certificate as of this              day of September, 2003.

By:
Name: Title:

The undersigned,                                                  , does hereby certify that s/he is the duly elected and presently incumbent                              of New Century Financial Corporation and in such capacity does hereby certify to the Lender that                                          is the duly elected and presently incumbent Secretary of New Century Financial Corporation.

By:
Name: Title: